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                                                                   EXHIBIT 10.53

                          AMENDMENT TO PLEDGE AGREEMENT

          This Amendment to Pledge Agreement ("Amendment") is entered into as of this 13th day of November, 2002, by and among CECO ENVIRONMENTAL CORP., CECO GROUP, INC., CECO FILTERS, INC. and RICHARD T. BLUM, as Trustee (each a "Pledgor"; collectively, the "Pledgors") and PNC BANK, NATIONAL ASSOCIATION, as agent (in such capacity, the "Agent") for the banks and other financial institutions (collectively, the "Banks") which are parties to the Credit Agreement (as defined below) and the other holders of the Obligations (as defined in the Pledge Agreement referred to below).

Background

          A. On or about December 7, 1999, CECO GROUP, INC., CECO FILTERS, INC., AIR PURILATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY AND KBD/TECHNIC, INC. (collectively, the "Borrowers"), the Banks and the Agent entered into a certain Credit Agreement, which has subsequently been amended, supplemented and otherwise modified from time to time (the Credit Agreement, as amended, supplemented and otherwise modified from time to time, collectively, the "Credit Agreement").

          B. Pursuant to the provisions of the Credit Agreement, and upon the terms and subject to the condition therein, the Banks have severally agreed to make certain loans to the Borrowers as evidenced by certain Promissory Notes issued by the Borrowers pursuant to the Credit Agreement.

          C. On or about December 7, 1999, the Pledgors delivered a certain Pledge Agreement ("Pledge Agreement") with respect to the Pledgors' beneficial ownership interests in the entities (individually, an "Issuer"; collectively, the "Issuers") described in the Pledge Agreement to Agent for the ratable benefit of the Banks as a condition precedent to the making of the loans provided for in the Credit Agreement.

          D. CECO FILTERS, INC. proposes to issue 30 million new shares of its common stock to CECO GROUP, INC. and CECO FILTERS, INC. AND CECO GROUP, INC. have requested the consent of Agent pursuant to the Pledge Agreement for the issuance of such shares by CECO FILTERS, INC. TO CECO GROUP, INC. and Agent is willing to consent to such issuance of shares subject to the terms of this Amendment.

          NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, and subject to the conditions precedent set forth in paragraph 6 below, the parties hereto, intending to be legally bound, hereby agree as follows:

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          1.   Definitions. Capitalized terms not otherwise defined herein shall have the same meaning ascribed to them in the Pledge Agreement.

          2. Consent of Agent. Subject to the satisfaction of all of the conditions precedent set forth in paragraph 6 below, Agent hereby consents to the issuance by CECO FILTERS, INC. of 30 million shares of its common stock to CECO GROUP, INC.

          3. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by substituting on the first line in SCHEDULE I attached thereto the following:

                                Class of     Stock     No. of      Percentage
       Pledgor      Issuer      Stock     Certificate  Shares      of Issued
       -------      ------      --------  -----------  ----------  ----------
CECO Group, Inc. CECO Filters,  Common    CK 04998     36,441,872  Over 98%
                 Inc.                     and ____

          4. Representations and Warranties. Each Pledgor hereby represents and warrants that, after giving effect to the terms of this Amendment, all of the Representations and Warranties set forth in the Pledge Agreement are true and correct in all material respects, as of the date hereof, as if made on the date hereof.

          5. Covenants. Each Pledgor hereby agrees that, after giving effect to the terms of this Amendment, there are no violations of any of the covenants set forth in the Pledge Agreement, as of the date hereof, and all of the covenants contained in the Pledge Agreement continue to be binding upon all Pledgors and Issuers.

          6. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

               (a) CECO Filters, Inc. duly issuing exactly 30 million shares of its common stock to CECO Group, Inc., and issuing no other shares of its capital stock.

               (b) CECO Group, Inc. delivering to Agent Stock Certificate No. __________________, with respect to the 30 million shares of common stock of CECO Filters, Inc., together with an undated Stock Power covering such certificate, duly executed in blank by CECO Group, Inc., with, if Agent so requests, signature guaranteed.

               (c) This Amendment being duly executed and delivered by all Pledgors and all Issuers to Agent.

               (d) Pledgors, Issuers, Borrowers and Guarantors executing and delivering to Agent such additional documents, certificates, and information as Agent may reasonably request.

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               (e)  After giving effect to this Amendment, no Event of Default and no event which, with the passing of time or the giving of notice or both, would become an Event of Default shall have occurred and be continuing as of the date hereof.

               (f) Pledgors shall have paid all reasonable fees and disbursements of Agent's counsel incurred in connection with this Amendment.

          7. No Waiver. This Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Pledge Agreement or any other Loan Documents given in connection with the Credit Agreement or constitute a waiver of any of the Agent's or Banks' other rights or remedies.

          8. Waiver and Release. The Pledgors and the Issuers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and the Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of Pledge Agreement, the Credit Agreement or any of the Loan Documents and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement, whether known or unknown, through the date of the execution and delivery of this Amendment.

          9. Ratification. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, Pledgors, the Issuers, the Agent, and the Banks agree that the Pledge Agreement, the Credit Agreement and the other Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment, and each of the Pledgors and Issuers hereby ratifies and confirms its obligations thereunder.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        CECO ENVIRONMENTAL CORP.

                                        By:    /s/ Richard J. Blum
                                               -------------------
                                        Name:  Richard J. Blum
                                        Title: President

                                        CECO GROUP, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

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                                        CECO FILTERS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        /s/ Richard J. Blum
                                        -------------------
                                        Richard J. Blum, as Trustee

                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Agent and as one of the Banks

                                        By:    /s/ William C. Miles
                                               --------------------
                                        Name:  William C. Miles
                                        Title: Vice President

                                        FIFTH THIRD BANK, as one of the Banks

                                        By:    /s/ David Fuller
                                               ----------------
                                        Name:  David Fuller
                                        Title: Vice President

                                        BANK ONE, N.A., as one of the Banks

                                        By:    /s/ Jeffrey C. Nicholson
                                               ------------------------
                                        Name:  Jeffrey C. Nicholson
                                        Title: First Vice President

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                           ACKNOWLEDGMENT AND CONSENT

          Each of the Issuers referred to in the Pledge Agreement hereby acknowledges receipt of a copy of the Pledge Agreement and the foregoing Amendment to Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof in so far as such terms are applicable to each of them (including, marking its records to reflect the pledge thereunder to Agent). Each Issuer agrees to notify Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. Each Issuer further agrees that the terms in paragraph 9(b) of the Pledge Agreement shall apply to it, with respect to all actions that may be required of it pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                        CECO GROUP, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: CFO

                                        CECO FILTERS, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        AIR PURATOR CORPORATION

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: President

                                        NEW BUSCH CO., INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        KBD/TECHNIC, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------
                                        Name:  Marshall J. Morris
                                        Title: Treasurer

                                        5

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                                        THE KIRK & BLUM MANUFACTURING
                                        COMPANY

                                        By:    /s/ David D. Blum
                                               -----------------
                                        Name:  David D. Blum
                                        Title: President

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